SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 270 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT ☐

OF 1940

Amendment No. 271 ☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐immediately upon filing pursuant to paragraph (b)

☒ on August 1, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐on (date) pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric income opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric bond rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

AlphaCentric/IMFC Managed Futures Strategy Fund

Class A: IMXAX Class C: IMXCX Class I: IMXIX

PROSPECTUS

AUGUST 1, 2016

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: ALPHACENTRIC ASSET ROTATION FUND	7
FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES FUND	13
FUND SUMMARY: ALPHACENTRIC BOND ROTATION FUND	21
FUND SUMMARY: ALPHACENTRIC/IMFC MANAGED FUTURES STRATEGY FUND	27
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	36
HOW TO BUY SHARES	55
HOW TO REDEEM SHARES	62
DISTRIBUTION PLANS	64
VALUING THE FUNDS’ ASSETS	65
DIVIDENDS, DISTRIBUTIONS AND TAXES	66
MANAGEMENT OF THE FUNDS	66
FOR MORE INFORMATION	95

FUND SUMMARY: ALPHACENTRIC ASSET ROTATION FUND

Investment Objective: The Fund's objective is to achieve long-term capital appreciation with lower overall risk than the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 46 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 50 and Waiver of Up-Front Sales Charge on Class A Shares on page 51.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses[1]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.30%	3.05%	2.05%
Fee Waiver and/or Expense Reimbursement [2]	(0.62)%	(0.62)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.68%	2.43%	1.43%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) to 1.24% for all share classes through July 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitations in place at the time the expenses occurred and any expense limitations in place at the time of repayment, and the repayment is approved by the Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$736	$246	$146
3	$1,196	$884	$583
5	$1,681	$1,547	$1,046
10	$3,014	$3,321	$2,330

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2016 was 593% of the average value of its portfolio.

Principal Investment Strategies:

The Fund attempts to achieve its objective by investing in a portfolio of global asset class exchange traded Funds (“ETFs”). The ETFs that may be held in the portfolio include those that invest in U.S. equities of any market capitalization, foreign (including emerging markets) equities of any market capitalization, and cash and cash equivalents. The Fund, through tactical adjustments to its allocation between ETFs that invest in equities and ETFs that invest in cash and cash equivalents, seeks to generate superior risk-adjusted returns and limit the size of the drawdown of the Fund’s portfolio in relation to the size of the drawdowns that can be incurred by a 100% stock allocation. A drawdown is the peak-to-trough decline during a specific record period of an investment.

The Sub-Advisor uses a rules-based approach to select global asset class ETFs for the Fund. The Fund will generally hold one to five ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to cash or cash equivalents. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the

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acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Emerging Markets. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities (U.S. Treasuries), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Tracking Risk of ETFs.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the

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performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance and supplemental index. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ended September 30, 2015), and the lowest return for a quarter was (5.14)% (quarter ended June 30, 2015). The Fund’s Class A year-to-date return for the period ended June 30, 2016 was (7.82)%.

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Average Annual Total Returns

(for the periods ended, December 31, 2015)

Class A	1 Year	Since inception ( July 31, 2014)
Return Before Taxes	(15.43)%	(7.63)%
Return After Taxes on Distributions	(16.46)%	(8.54)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.56)%	(6.12)%
Class C
Return Before Taxes	(10.86)%	(4.18)%
Class I
Return Before Taxes	(10.01)%	(3.50)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	6.32%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	3.50%	4.27%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Keystone Wealth Advisors LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Gordon Nelson, Chief Investment Strategist of the Sub-Advisor, and Tyler Vanderbeek, Portfolio Manager of the Sub-Advisor, serves as the Fund’s portfolio managers. Mr. Nelson is the lead portfolio manager of the Fund. Mr. Nelson and Mr. Vanderbeek have served the Fund in these capacities since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-

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deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES Fund

Investment Objective: The Fund's objective is current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 46 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 50 and Waiver of Up-Front Sales Charge on Class A Shares on page 51.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses[1]	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	2.57%	3.32%	2.32%
Fee Waiver and/or Expense Reimbursement [2]	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	2.80%	1.80%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) at 1.49% through July 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor, by the advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitations in place at the time the expenses occurred and any expense limitations in place at the time of repayment, and the repayment is approved by the Board of Trustees.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$673	$283	$183
3	$1,189	$973	$675
5	$1,731	$1,687	$1,193
10	$3,205	$3,578	$2,616

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2016 was 6% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and private collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of the Fund’s investment sub-advisor, Garrison Point Capital, LLC (“Garrison Point”), as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.

The Fund may also invest in corporate debt securities; U.S. Treasury securities; repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities; and over-the-counter and exchange-traded derivative instruments. Derivatives in which the Fund may invest include interest rate, total return, credit default, and synthetic swaps; interest rate and bond futures; and credit spread and interest rate options. In addition, the Fund may take short positions in exchange-traded funds (“ETFs”) including inverse and leveraged ETFs. The Fund will use these derivatives for hedging purposes.

While there are no restrictions on the maturity of individual securities, the securities in the Fund's portfolio will generally have an average duration of less than five years. The Fund does not limit its investments to a particular credit quality but expects to invest no more than 75% of its assets in distressed asset backed securities and other below investment grade securities (commonly referred to as "junk"). Below investment grade securities are those rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may hold up to 15% of its net assets in illiquid securities.

In selecting securities for investment, Garrison Point prioritizes capital preservation, and favors undervalued investments that produce consistent returns in most interest rate environments. Garrison Point selects those securities for investment that it believes offer the best

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risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. Garrison Point attempts to diversify geographically and, with respect to asset backed securities, among the servicing institutions. The Fund intends to hold the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists.

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Asset-Backed and Mortgage Backed Security Risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the

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tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

Credit Default Swap Risk: Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund, particularly with respect to the non-agency residential mortgage backed securities in which the Fund invests.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Inverse ETF Risk.  Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

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Limited History of Operations Risk. The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

New Sub-Advisor Risk. The Sub- Advisor has not previously managed a mutual fund.

Non-diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter (“OTC”) Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

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Repurchase and Reverse Repurchase Agreements Risk: The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Performance:

Because the Fund does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Garrison Point Capital, LLC is the Fund's investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Tom Miner, Principal and Portfolio Manager of the Sub-Advisor, Garrett Smith, Principal and Portfolio Manager of the Sub-Advisor, and Brian Loo, Portfolio Manager of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These

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payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC BOND ROTATION FUND

Investment Objective: The Fund's objective is to achieve long-term capital appreciation and total return through various economic or interest rate environments.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 46 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 50 and Waiver of Up-Front Sales Charge on Class A Shares on page 51.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.14%	1.14%	3.14%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.94%	3.69%	4.69%
Fee Waiver and/or Expense Reimbursement [2]	(1.15)%	(1.15)%	(3.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.79%	2.54%	1.54%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) to 1.24% for all share classes through July 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitations in place at the time the expenses occurred and any expense limitations in place at the time of repayment, and the repayment is approved by the Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$648	$257	$157
3	$1,238	$1,023	$1,130
5	$1,853	$1,810	$2,110
10	$3,504	$3,867	$4,585

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2016 was 476% of the average value of its portfolio.

Principal Investment Strategies:

The Fund attempts to achieve its objective by investing in a portfolio of global bond asset class exchange traded Funds (“ETFs”). The ETFs that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield (also known as “junk” bonds), floating rate, and convertible bonds), foreign bonds (including emerging markets sovereign debt and international treasury), U.S. tax-free/municipal bonds (national, intermediate, high yield, and Build America), mortgage-backed securities and U.S. Treasury securities. The ETFs in which the Fund invests may invest in fixed income securities of any maturity, and the Fund seeks to be broadly diversified across bond asset classes, maturities, and geographical areas. The Fund, through tactical adjustments to its allocation between and among the ETFs that invest in these various bond asset classes, seeks to generate superior risk-adjusted total returns through various economic or interest rate environments. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class ETFs.

The Sub-Advisor uses a rules-based approach to select global bond asset class ETFs for the Fund. The Fund will generally hold two to four ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to U.S. Treasury bond ETFs. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Emerging Markets. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

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Market Risk. Overall bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage Backed Security Risk. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Tracking Risk of ETFs. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance: Because the Fund does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

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Sub-Advisor: Keystone Wealth Advisors LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Gordon Nelson, Chief Investment Strategist of the Sub-Advisor, and Tyler Vanderbeek, Portfolio Manager of the Sub-Advisor, serves as the Fund’s portfolio managers. Mr. Nelson is the lead portfolio manager of the Fund. Mr. Nelson and Mr. Vanderbeek have served the Fund in these capacities since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC/IMFC MANAGED FUTURES STRATEGY FUND

Investment Objective: The Fund's objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 46 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 50 and Waiver of Up-Front Sales Charge on Class A Shares on page 51.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	2.56%	2.56%	2.56%
Acquired Fund Fees and Expenses[1],[2]	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	4.70%	5.45%	4.45%
Fee Waiver and/or Expense Reimbursement [3]	(2.32)%	(2.32)%	(2.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.38%	3.13%	2.13%

1 Estimated for the current fiscal year. The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) at 1.99% through October 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor, by the advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the expense limitations in place at the time the expenses occurred and any expense limitations in place at the time of repayment, and the repayment is approved by the Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those

20

periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$802	$316	$216
3	$1,714	$1,421	$1,137

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2016 was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by making investments in a portfolio of foreign and domestic financial instruments providing exposure to commodities, currencies, fixed income securities and equities. The instruments in which the Fund may invest include, but are not limited to, futures and forward contracts, options on futures and forward contracts, buying and selling credit default and total return swaps, and exchange traded funds (“ETFs”). Investments in these instruments may be made by the Fund directly or through its Subsidiary (defined below). The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments. While the Fund may invest across a large number of markets and market sectors, the allocation of the Fund’s assets across markets and sectors may be made without limitation as determined by the Fund’s asset allocation model discussed below, and the Fund may invest in emerging markets.

The Fund may take either a long or short position in an instrument. The Fund will profit from a “long” position in an instrument when the price of the underlying instrument increases and will profit from a “short” position in an instrument when the price of the underlying instrument decreases.

The Fund’s sub-advisor, Integrated Managed Futures Corp (“IMFC” or the “Sub-Advisor”), makes investment decisions for the Fund based on the results of its proprietary investment program (the “Investment Program”). The Investment Program seeks to identify long-term investment opportunities that have limited downside risk and potentially large rewards. The Investment Program consists of quantitative models, so that subjectivity and human emotion are removed from the day-to-day decision making process of making investments for the Fund’s portfolio. These models evaluate multiple factors that can affect the price of potential investments including, but not limited to, momentum, yield and value, in addition to underlying factors that determine value. Examples of underlying factors may include, but are not limited to, the relative buying power of different currencies, commodity cost of production and supply/demand statistics, equity Price-to-Earnings and Price-to-Book ratios, and the difference in yield between issuers or financial instruments.

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The objectives of the Investment Program’s risk-management models are to efficiently allocate the Fund’s assets to opportunities where the risk versus reward trade-off is particularly compelling, to cut losses quickly when they occur and to maintain a consistent risk profile throughout most market environments. In so doing, the Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Sub- Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Affiliated Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced

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by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and

23

legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Limited History of Operations: The Fund is a relatively new mutual fund and has a limited history of operations as a mutual fund for investors to evaluate.

Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s

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portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Attain IMFC Macro Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on December 22, 2015.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Fund’s investment objectives, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The performance information set forth below reflects the historical performance of the Predecessor Fund shares up to the tax-free reorganization on December 22, 2016. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 7.94% (quarter ended March 31, 2015), and the lowest return for a quarter was (6.80)% (quarter ended June 30, 2015). The Fund’s Class I year-to-date return for the period ended June 30, 2016 was (2.93)%.

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The following table shows the average annual returns for the Predecessor Fund, which includes all of its actual fees and expenses, over various periods ended December 31, 2015. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2015)

	1 Year	Since Inception (March 10, 2014)
AlphaCentric/IMFC Managed Futures Strategy Fund Class I Shares *	3.02%	10.24%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.05%

* Includes the effect of performance fees paid by the investors of the Predecessor Fund.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Integrated Managed Futures Corp. is the Fund's investment sub-advisor.

Portfolio Managers: Roland Austrup, Robert Koloshuk and John Lukovich are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective or the AlphaCentric Bond Rotation Fund’s policy to invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
AlphaCentric Asset Rotation Fund	The Fund's objective is to achieve long-term capital appreciation with lower overall risk than the equity market.
AlphaCentric Income Opportunities Fund	The Fund's objective is current income.
AlphaCentric Bond Rotation Fund	The Fund's objective is to achieve long-term capital appreciation and total return through various economic or interest rate environments.
AlphaCentric/IMFC Managed Futures Strategy Fund	The Fund's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-844-ACFUNDS (844-223-8637) or visit the Funds’ website at www.AlphaCentricFunds.com.

AlphaCentric Asset Rotation Fund

The Fund attempts to achieve its objective by investing in a portfolio of global asset class ETFs. Asset class ETFs that may be held in the portfolio include those that invest in U.S. equities of any market capitalization, foreign (including emerging markets) equities of any market capitalization, and cash or cash equivalents. The Fund, through tactical adjustments to its allocation between ETFs that invest in equities and ETFs that invest in cash and cash equivalents, seeks to generate superior risk-adjusted returns and limit the size of the drawdown of the Fund’s portfolio in relation to the size of the drawdowns that can be incurred by a 100% stock allocation. A drawdown is the peak-to-trough decline during a specific record period of an investment.

The Sub-Advisor uses a rules-based approach to select global asset class ETFs for the Fund. The Fund will generally hold one to five ETFs depending on the relative strength of the

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asset classes represented by the ETFs relative to each other and relative to cash or cash equivalents. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Sub-Advisor’s proprietary methodology is based upon extensive, independent academic research. The theory behind the strategy is called “dual momentum”. The first piece of the strategy is relative momentum, which uses a mathematical, rules-based system to rank the major equity classes globally against each other (ETF versus peers). The second piece of the strategy is absolute momentum. In order for any of the global equity asset classes to be purchased or held they must demonstrate absolute momentum, meaning it must be stronger than the designated risk-free asset (i.e., cash, money market funds or cash equivalents).

The Fund is classified as “non-diversified” for purposes of 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

AlphaCentric Income Opportunities Fund

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and private collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of Garrison Point, as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.

The Fund may also invest in corporate debt securities; U.S. Treasury securities; repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities; and over-the-counter and exchange-traded derivative instruments. Derivatives in which the Fund may invest include interest rate, total return, credit default, and synthetic swaps; interest rate and bond futures; and credit spread and interest rate options. In addition, the Fund may take short positions in exchange-traded funds (“ETFs”) including inverse and leveraged ETFs. The Fund will use these derivatives for hedging purposes.

While there are no restrictions on the maturity of individual securities, the securities in the Fund's portfolio will generally have an average duration of less than five years. Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates.  For example, if interest rates drop 1%, the price of a bond with a duration of 5 years should increase about 5%. The Fund does not limit its investments to a particular credit quality but expects to invest no more than 75% of its assets in distressed asset backed securities and other below investment grade securities (commonly referred to as "junk"). Below investment grade

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securities are those rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may hold up to 15% of its net assets in illiquid securities.

In selecting securities for investment, Garrison Point prioritizes capital preservation, and favors undervalued investments that produce consistent returns in most interest rate environments. Garrison Point selects those securities for investment that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. Garrison Point attempts to diversify geographically and, with respect to asset backed securities, among the servicing institutions. The Fund intends to hold the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of

30

distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The Fund is classified as "non-diversified" for purposes of the 1940 Act, which means a relatively high percentage of the Fund's assets may be invested in the securities of a single issuer.

AlphaCentric Bond Rotation Fund

The Fund attempts to achieve its objective by investing in a portfolio of global bond asset class exchange traded Funds (“ETFs”). The ETFs that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield (also known as “junk” bonds), floating rate, and convertible bonds), foreign bonds (including emerging markets sovereign debt and international treasury), U.S. tax-free/municipal bonds (national, intermediate, high yield, and Build America), mortgage-backed securities and U.S. Treasury securities of various maturities. The Fund, through tactical adjustments to its allocation between and among the ETFs that invest in these various bond asset classes, seeks to generate superior risk-adjusted total returns through various economic or interest rate environments. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class ETFs.

The Sub-Advisor uses a rules-based approach to select global bond asset class ETFs for the Fund. The Fund will generally hold two to four ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to U.S. Treasury bond ETFs. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

AlphaCentric/IMFC Managed Futures Strategy Fund

The Fund seeks to achieve its investment objective by making investments in a portfolio of foreign and domestic financial instruments providing exposure to commodities, currencies, fixed income securities and equities. The instruments in which the Fund may invest include, but

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are not limited to, futures and forward contracts, options on futures and forward contracts, buying and selling credit default and total return swaps and exchange traded funds (“ETFs”). Investments in these instruments may be made by the Fund directly or through its Subsidiary (defined below). The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

The Fund may invest across a large number of markets and market sectors. Examples of sectors in which the Fund may invest from time to time include metals, meats, energies, grains, other soft commodities (commodities that are grown and not mined), foreign currencies, domestic and foreign interest rates, and domestic and foreign stock indices. The allocation of the Fund’s assets across markets and sectors may be made without limitation as determined by the Fund’s asset allocation model discussed below, and the Fund may invest in emerging markets.

The Fund may take either a long or short position in an instrument. The Fund will profit from a “long” position in an instrument when the price of the underlying instrument increases and will profit from a “short” position in an instrument when the price of the underlying instrument decreases.

The Sub-Advisor makes investment decisions for the Fund based on the results of its proprietary investment program (the “Investment Program”). The Investment Program seeks to identify long-term investment opportunities that have limited downside risk and potentially large rewards. The Investment Program consists of quantitative models, so that subjectivity and human emotion are removed from the day-to-day decision making process of making investments for the Fund’s portfolio. These models evaluate multiple factors that can affect the price of potential investments including, but not limited to, momentum, yield and value, in addition to underlying factors that determine value. Examples of underlying factors may include, but are not limited to, the relative buying power of different currencies, commodity cost of production and supply/demand statistics, equity Price-to-Earnings and Price-to-Book ratios, and the difference in yield between issuers or financial instruments.

The objectives of the Investment Program’s risk-management models are to efficiently allocate the Fund’s assets to opportunities where the risk versus reward trade-off is particularly compelling, to cut losses quickly when they occur and to maintain a consistent risk profile throughout most market environments. In so doing, the Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that could be in the same or related economic sectors.

Subsidiary (IMFC Managed Futures Strategy Fund)

The Fund will execute a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies

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and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents,

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U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Manager-of-Managers Order

Mutual Fund Series Trust and the Advisor have received an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a complete investment program.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Risks	Asset Rotation Fund	Income Opportunities Fund	Bond Rotation Fund	Managed Futures Strategy Fund
Acquired Funds Risk	●	●	●	●
Affiliated Investment Company Risk				●
Asset-backed and Mortgage Backed Security Risk		●
Cash or Cash Equivalents Risk				●
CDOs and CLOs Risk		●
Commodity Risk				●
Concentration Risk		●
Credit Default Swap Risk		●
Credit Risk		●
Derivatives Risk		●		●
Distribution Policy Risk		●
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Emerging Market Risk	●		●	●
Fixed Income Risk	●	●	●	●
Foreign Currency Risk				●
Foreign Exchange Risk				●
Foreign Investment Risk				●
Foreign Securities Risk	●		●
Futures Risk		●
Futures Contract Risk				●
Hedging Risk		●
Inverse ETF Risk		●
Junk Bond Risk		●	●
Leverage Risk		●		●
Leveraged ETF Risk		●
Limited History of Operations Risk		●	●	●
Liquidity Risk		●
Management Risk	●	●	●	●
Market Risk	●	●	●	●
Medium (Mid) Capitalization Stock Risk	●
Mortgage Backed Security Risk			●
New Sub-Advisor Risk		●
Non-diversification Risk	●	●	●	●
Options Risk		●		●
OTC Risk		●
Prepayment and Extension Risk		●
Real Estate Risk		●	●
Repurchase and Reverse Repurchase Agreement Risk		●
Security Risk	●	●	●
Short Position Risk				●
Smaller Capitalization Stock Risk	●
Swap Risk				●
Taxation Risk				●
Tracking Risk of ETFs	●		●
Turnover Risk	●		●	●
U.S. Agency Securities Risk			●	●
Wholly-Owned Subsidiary Risk				●

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

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Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Affiliated Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the

36

CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund.

Derivatives Risk. The Fund may use derivatives (including options, futures, swap contracts and other transactions) to hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.
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Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

o	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.
o	Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risk. The Fund may invest in ETFs that invest in emerging market securities. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect

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investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities (“U.S. Treasuries”), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

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Inverse ETF Risk:   Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk. The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

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Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Mortgage Backed Security Risk. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Adviser may not achieve the intended result in managing the Fund.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. If the Fund is a seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Prepayment and Extension Risks. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer

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will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund’s profits and/or require it to pay higher yields than were expected.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Short Position Risk. The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Swap Risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional

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investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Taxation Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.

Tracking Risk of ETFs.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government

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sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

• the name of the Fund and share class

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• check payable to the applicable Fund

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

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Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Asset Rotation Fund and the Managed Futures Strategy Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	1.00%	1.01%	1.00%

The up-front Class A sales charge and the commissions paid to dealers for the Income Opportunities Fund and the Bond Rotation Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
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$1,000,000 and above	1.00%	1.01%	1.00%

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the AlphaCentric Family of Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing AlphaCentric Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of AlphaCentric Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the

48

Funds’ investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-844-ACFUNDS (1-844-223-8637). Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Funds’ website because it is contained in this Prospectus.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-844-ACFUNDS (1-844-223-8637) to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

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If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-844-ACFUNDS (1-844-223-8637) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A and Class C of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in a Fund is $100 for all accounts. The minimum initial investment in Class I of a Fund is $250,000. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for

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certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-844-ACFUNDS (1-844-223-8637).

Additional Investments

The minimum subsequent investment in the Funds is $100. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-844-ACFUNDS (1-844-223-8637) or by writing to the Fund at:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, each Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

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Market Timing

The Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
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•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637) if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-844-ACFUNDS (1-844-223-8637). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets.  The securities will be chosen by a Fund and valued under a Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in a Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when

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the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Income Opportunities Fund for Class A shares of the Asset Rotation Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Funds’ distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program's policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders.

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Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Funds’ NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not

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price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Asset Rotation Fund and Managed Futures Strategy Fund intend to make annual dividend distributions. The Bond Rotation Fund and the Income Opportunities Fund intend to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sub-heading “Distribution Policy and Goals” under the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the AlphaCentric Income Opportunities Fund’s distribution policy and tax consequences.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

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AlphaCentric Advisors LLC, a Delaware limited liability company located at 36 North New York Avenue, Huntington, NY, 11743 serves as Advisor to the Funds. The Advisor was formed in February 2014. Management of the Funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Under the terms of the management agreement, AlphaCentric Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Advisor: AlphaCentric Asset Rotation Fund and the AlphaCentric Bond Rotation Fund

Keystone Wealth Advisors LLC (“Keystone” or “Sub-Advisor”), a Utah limited liability company located at 595 S. Riverwoods Pkwy Ste 170, Logan, UT, 84321, is the investment sub-advisor to the Asset Rotation Fund and the Bond Rotation Fund. In addition to serving as a Sub-Advisor, Keystone is a registered investment advisor providing investment and planning advice to individuals, businesses and endowments.

Subject to the oversight and approval of the Advisor, Keystone is responsible for making investment decisions and executing portfolio transactions for the Asset Rotation Fund and Bond Rotation Fund. In addition, Keystone is responsible for maintaining certain transaction and compliance related records of the Asset Rotation Fund and Bond Rotation Fund. As compensation for the sub-advisory services it provides to the Funds, the Advisor, and not the Funds, will pay Keystone 50% of the management fees that the Advisor receives from each of the Asset Rotation Fund and Bond Rotation Fund.

Portfolio Managers: AlphaCentric Asset Rotation Fund

Gordon Nelson, CPA, CFP®, and Tyler Vanderbeek, CFP®, are primarily responsible for the day-to-day management of the Asset Rotation Fund and Bond Rotation Fund’s portfolios. Mr. Nelson is the lead portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund.

Gordon Nelson, CPA, CFP® and Chief Investment Strategist of Keystone

Gordon Nelson has served as Chief Investment Strategist and portfolio manager of Keystone since founding the firm in 2003. Mr. Nelson has served as the lead portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund since its inception. Prior to founding Keystone, Mr. Nelson has worked as a partner in a CPA firm and as a financial advisor with Merrill Lynch. Mr. Nelson has a Master’s Degree in Accounting from Utah State University.

Tyler Vanderbeek, CFP®, Portfolio Manager of Keystone

Tyler Vanderbeek has served as portfolio manager of Keystone since April 2007. He has served as a portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund since its inception. Mr. Vanderbeek is educated through The American College and Utah State University and successfully earned the nationally recognized designation of Certified Financial Planner.

Sub-Advisor: AlphaCentric Income Opportunities Fund

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Garrison Point Capital, LLC, located at 100 Pine Street, Suite 2700, San Francisco, CA 94111, serves as investment sub-advisor to the Income Opportunities Fund. Garrison Point was founded in 2012 and, in addition to serving as investment sub-advisor to the Income Opportunities Fund, provides investment advice to individuals, high net worth individuals, trusts and various institutions.

Subject to the oversight and approval of the Income Opportunities Fund's Advisor, Garrison Point is responsible for making investment decisions and executing portfolio transactions for the Income Opportunities Fund. In addition, Garrison Point is responsible for maintaining certain transaction and compliance related records of the Income Opportunities Fund. As compensation for the sub-advisory services it provides to the Income Opportunities Fund, the Income Opportunities Fund's Advisor, and not the Fund, will pay Garrison Point 50% of the net management fees that the Income Opportunities Fund's Advisor receives from the Income Opportunities Fund.

Portfolio Managers: AlphaCentric Income Opportunities Fund

Tom Miner, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Income Opportunities Fund's portfolio.

Tom Miner, Principal and Portfolio Manager of Garrison Point

Tom Miner has been a Principal and Portfolio Manager of Garrison Point since 2012. He has also been a Principal and Portfolio Manager of Garrison Point Funds, LLC since 2012, a Registered Representative of S.F. Sentry Securities, Inc. since 2012 and a Registered Investment Advisor representative of San Francisco Sentry Investment Group since 2012. From 2009 to co-founding Garrison Point in 2012, Mr. Miner was a Director of Barclays Capital, Inc. From 2007 to 2009, Mr. Miner was the Chief Executive Officer of Xootr, LLC, a manufacturer of folding bikes and scooters, and, from 1994 to 2007, he served in various roles for Lehman Brothers, Inc. focusing on structuring of fixed income products and building Lehman Brothers’ West Coast securitized products business. Mr. Miner holds a BA, BS and MBA from the University of Utah where he is also an adjunct professor of finance teaching Fixed Income Analysis and Venture Capital classes.

Garrett Smith, Principal and Portfolio Manager of Garrison Point

Garrett Smith has been a Principal and Portfolio Manager of Garrison Point since 2012. He has also been a Principal and Portfolio Manager of Garrison Point Funds, LLC since 2012, a Registered Representative of S.F. Sentry Securities, Inc. since 2012 and a Registered Investment Advisor representative of San Francisco Sentry Investment Group since 2012. From 2008 to co-founding Garrison Point in 2012, Mr. Smith was Vice President of Barclays Capital, Inc. and, from 2006 to 2008, he was a Securitized Product Trader for Lehman Brothers, Inc. where he traded agency and non-agency mortgage backed securities. From 1996 to 2005, Mr. Smith was an officer in the U.S. Navy. Mr. Smith received MBA and MEM degrees from Northwestern University and BS degrees from the United States Naval Academy and University of Maryland.

Brian Loo, Portfolio Manager of Garrison Point

Brian Loo has been a Portfolio Manager of Garrison Point since 2013. He has also been the Managing Director of Garrison Point Funds, LLC and a Registered Representative of S.F. Sentry Securities, Inc. since 2013. Mr. Loo joined the Sub-Advisor in 2013 from The TCW Group, Inc.

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where he served as a Portfolio Manager in the Structured Products Group beginning in 2009. Mr. Loo began his career as Senior Vice President in the mortgage backed securities department of TCW in 1994 and left TCW in 1996 to become a founding member Principal of Metropolitan West Asset Management, a fixed income money manager, which was acquired by TCW in 1996. Mr. Loo holds a BS from UCLA, an MSIA from Carnegie Mellon Tepper School of Business and is a CFA charterholder.

Sub-Advisor: AlphaCentric/IMFC Managed Futures Strategy Fund

Integrated Managed Futures Corp, located at 1200-70 University Avenue, Toronto, Canada M5J 2M4, serves as investment sub-advisor to the Fund. The Sub-Advisor was founded in 2003 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to institutional investors, high net worth individuals, pooled investment vehicles and investment advisers. The Sub-Advisor is majority owned by Integrated Asset Management Corp., a Canadian alternative asset management company. Roland Austrup and Robert Koloshuk also hold minority ownership interests in the Sub-Advisor.

Subject to the oversight and approval of the Fund's Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Fund's Advisor will pay the Sub-Advisor 50% of the net management fees that the Fund's Advisor receives from the Fund.

Portfolio Managers: AlphaCentric/IMFC Managed Futures Strategy Fund

Roland Austrup, Robert Koloshuk and John Lukovich are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Roland Austrup

Mr. Austrup has been the Chief Executive Officer, Chief Investment Officer and a Director of IMFC since June 9, 2003. Mr. Austrup has been registered with the CFTC in the United States as an Associated Person and Principal of the Advisor since June 2003 and with the OSC as an Advisor since February 1999. Mr. Austrup is on the advisory board of the Master of Quantitative Finance program at the University of Waterloo, is a member of the AIMA (Canada) Managed Futures Committee and a past member of the Investment Funds Product Advisory Committee (“IFPAC”) of the Ontario Securities Commission. Mr. Austrup holds a B.A. (Hons.) from the University of Western Ontario.

Robert Koloshuk

Mr. Koloshuk became a listed Principal of IMFC on June 2003, has been registered with the CFTC as an associated person since June, 2004, is an associate member of the National Futures Association and has been registered as a Commodity Trading Manager with the Ontario Securities Commission since May, 2012. Mr. Koloshuk is also a computer programmer, and a trade execution and account management supervisor for IMFC. Mr. Koloshuk holds a B.A.

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(Honors Philosophy) from the University of Guelph, where he specialized in Machine Functionalism.

John Lukovich

Mr. Lukovich serves as Trading and Research Associate of IMFC since 2014 and joined IMFC as a Trading and Research Assistant in May, 2009. He has been registered with the CFTC as an Associated Person since October 2009, and is an Associate Member of the National Futures Association. Mr. Lukovich holds M.A.Sc and a B.A.Sc. from the University of Toronto. John’s M.A.Sc. thesis looked at model uncertainty in the pricing of commodity contingency claims from a practitioner’s point of view.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in his managed Fund.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; 12b-1 distribution plan expenses; and extraordinary expenses) at a certain level.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Fund’s adviser for the Fund’s most recent fiscal year and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation

Asset Rotation Fund	1.25%	0.63%	1.24%
Income Opportunities Fund	1.50%	0.82%	1.49%
Bond Rotation Fund	1.25%	0.08%	1.24%
Managed Futures Strategy Fund	1.75%	0.00%	1.99%

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

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A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor with respect to the Asset Rotation Fund; the sub-advisory agreement between the Advisor and Keystone with respect to the Asset Rotation Fund are available in the Trust’s annual report to shareholders for the fiscal period ended March 31, 2016. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor with respect to the Income Opportunities Fund and the Bond Rotation Fund; the sub-advisory agreement between the Advisor and Garrison Point with respect to the Income Opportunities Fund; and the sub-advisory agreement between the Advisor and Keystone with respect to the Bond Rotation Fund is available in the Trust’s semi-annual report to shareholders for the period ended September 30, 2015. A discussion regarding the basis of the Board of Trustees’ and the approval of the management agreement with the Advisor with respect to the Managed Futures Strategy Fund and the sub-advisory agreement between the Advisor and IMFC with respect to the Managed Futures Strategy Fund is available in the Trust’s annual report to shareholders for the period ending March 31, 2016.

Prior Performance of the Sub-Advisor to the AlphaCentric Income Opportunities Fund:

Provided below is the historical performance of the Garrison Point Enhanced Yield Composite, which includes all client accounts managed by Garrison Point with investment objectives, strategies and policies substantially similar to the AlphaCentric Income Opportunities Fund. For comparison purposes, the Garrison Point Enhanced Yield Composite is measured against the Barclays U.S. Aggregate Bond Index.

This information is provided to illustrate the past performance of Garrison Point in managing client accounts in a substantially similar manner as the AlphaCentric Income Opportunities Fund but does not represent the performance of the AlphaCentric Income Opportunities Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the AlphaCentric Income Opportunities Fund, or the return an individual investor might achieve by investing in the Fund.

Fees and expenses of the private accounts included in the Garrison Point Enhanced Yield Composite are generally lower than those of the AlphaCentric Income Opportunities Fund and, therefore, the AlphaCentric Income Opportunities Fund’s results would be lower than the returns reflected below. The AlphaCentric Income Opportunities Fund’s results would also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the private accounts.

The performance of the Garrison Point Enhanced Yield Composite has been audited for the periods after October 31, 2012. Performance for the periods that include the period October 9, 2012 (inception of the Garrison Point Enhanced Yield Composite) through October 31, 2012 are unaudited. The performance results are calculated according to the Global Investment Performance Standards (GIPS). GIPS differ from those of the SEC. The Garrison Point Enhanced Yield Composite performance is calculated “net” of actual separate account fees (i.e., it includes the impact of all account fees and expenses).

Garrison Point Enhanced Yield Composite Net Dollar Weighted Annual Returns

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For the Years Ended December 31	Garrison Point Enhanced Yield Composite	Barclay Index**
2012*:	73.07%	1.52%
2013:	28.73%	-2.02%
2014:	32.81%	5.97%
2015	14.98%	0.55%

Average Annual Total Returns (for the periods ended December 31, 2015)

	ONE YEAR	SINCE INCEPTION***
Garrison Point Enhanced Yield Composite	14.98%	36.59%
Barclays Index**	0.55%	4.75%

*For the period October 9, 2012 through December 31, 2012. The returns shown for 2012 are the unaudited annualized returns. The non-annualized returns of the composite and index for the same period are 9.60% and 0.34%, respectively.

** The Barclays Aggregate Bond Index The Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

*** For the period October 9, 2012 through December 31, 2015.

Prior Performance of the Sub-Advisor to the AlphaCentric Bond Rotation Fund:

Provided below is the historical performance of the Global Bond AlphaRotation® Composite, which includes of all client accounts managed by Keystone with investment objectives, strategies and policies substantially similar to the AlphaCentric Bond Rotation Fund. For comparison purposes, the Global Bond AlphaRotation® Composite is measured against the iShares Core U.S. Aggregate Bond ETF Index.

This information is provided to illustrate the past performance of Keystone in managing client accounts in a substantially similar manner as the AlphaCentric Bond Rotation Fund but does not represent the performance of the AlphaCentric Bond Rotation Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the AlphaCentric Bond Rotation Fund, or the return an individual investor might achieve by investing in the Fund.

Fees and expenses of the private accounts included in the Global Bond AlphaRotation® Composite are generally lower than those of the AlphaCentric Bond Rotation Fund and, therefore, the AlphaCentric Bond Rotation Fund’s results would be lower than the returns reflected below. The AlphaCentric Bond Rotation Fund’s results would also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the private accounts.

62

The Global Bond AlphaRotation® Composite has not been audited. The performance results are calculated according to the Global Investment Performance Standards (GIPS). GIPS differ from those of the SEC. The Global Bond AlphaRotation® Composite performance is calculated “net” of actual separate account fees, i.e., it includes the impact of all account fees and expenses.

Average Annual Total Return (for the periods ended December 31, 2015)

	ONE YEAR	SINCE INCEPTION[1]
Global Bond AlphaRotation® Composite	(0.54)%	1.65%
iShares Core U.S. Aggregate Bond ETF Index[2]	6.17%	4.70%

1	The inception date of the Global Bond AlphaRotation® Composite is 1/1/2014
2	The benchmark index is the iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.

Prior Performance of the Sub-Advisor to the AlphaCentric/IMFC Managed Futures Strategy Fund:

Provided below is the historical performance of the IMFC Global Investment Program Composite, which includes all client accounts managed by IMFC with investment objectives, strategies and policies substantially similar to the Fund. For comparison purposes, the IMFC Global Investment Program Composite is measured against the Barclays CTA Index and the BofA Merrill Lynch 3-Month Treasury Bill Index.

This information is provided to illustrate the past performance of the Sub-Advisor in managing client accounts in a substantially similar manner as the Fund but does not represent the performance of the Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Fund, or the return an individual investor might achieve by investing in the Fund.

Fees and expenses of the private accounts included in the IMFC Global Investment Program Composite are generally higher than those of the Fund and, therefore, the Fund’s results may have been higher than the returns reflected below. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the private accounts.

The performance of the IMFC Global Investment Program Composite has not been audited. The performance results are calculated substantially in accordance with Commodity Futures Trading Commission standards, which may differ from those of the SEC. The IMFC Global Investment Program Composite performance is calculated “net” of actual separate account fees (i.e., it includes the impact of all account fees and expenses).

IMFC Global Investment Program Composite Net Dollar Weighted Annual Returns

63

For the Years Ended December 31	IMFC Global Investment Program Composite	Barclays CTA Index[2]	BofA Merrill Lynch 3-Month Treasury Bill Index[3]
2007[1]:	17.69%	7.66%	4.57%
2008:	47.47%	14.09%	2.06%
2009:	-2.26%	-0.10%	0.21%
2010	12.60%	7.05%	0.13%
2011	-2.74%	-3.09%	0.10%
2012	-13.75%	-1.71%	0.11%
2013	9.06%	-1.40%	0.07%
2014 2015	16.39% 7.67%	7.38% -1.50%	0.04% 0.05%

Average Annual Total Returns (for the periods ended December 31, 2015)

	ONE YEAR	FIVE YEAR	SINCE INCEPTION[4]
IMFC Global Investment Program Composite	7.67%	2.77%	9.28%

Barclays CTA Index[2]	-1.50%	-0.09%	3.08%
BofA Merrill Lynch 3-Month Treasury Bill Index[3]	(0.05)%	(0.07)%	(0.02)%

1For the period February 1, 2007 through December 31, 2007.

 2 The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. As of the date of this Prospectus, there are 535 programs included in the calculation of the Barclay CTA Index for 2015. The Index is equally weighted and rebalanced at the beginning of each year.

To qualify for inclusion in the CTA Index, an advisor must have four years of prior performance history. Additional programs introduced by qualified advisors are not added to the Index until after their second year. These restrictions, which offset the high turnover rates of trading advisors as well as their artificially high short-term performance records, ensure the accuracy and reliability of the Barclay CTA Index

3 The BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

4 For the period February 1, 2007 through December 31, 2015.

64

FINANCIAL HIGHLIGHTS

AlphaCentric Asset Rotation Fund

The following table is intended to help you better understand the Asset Rotation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal periods ended March 31, 2015 and 2016 has been audited by Cohen Fund Audit Services, Ltd. an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class A	2016	2015 (1)
Net asset value, beginning of period	$10.11	$10.00

Activity from investment operations:
Net investment income (2)	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.96)	0.13 (9)
Total from investment operations	(0.84)	0.16

Less distributions from:
Net investment income	—	(0.05)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.05)

Net asset value, end of period	$8.96	$10.11

Total return (3)(6)	(8.38)%	1.55%

Net assets, at end of period (000s)	$18,613	$43,358

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.11%	1.98%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	1.22%	0.43%
Portfolio Turnover Rate (6)	593%	238%

1 The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

8 Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

65

   Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class C	2016	2015 (1)
Net asset value, beginning of period	$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(0.94)	0.18 (9)
Total from investment operations	(0.91)	0.15

Less distributions from:
Net investment income	—	(0.04)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.04)

Net asset value, end of period	$8.89	$10.11

Total return (3)(6)	(9.08)%	1.47%

Net assets, at end of period (000s)	$2,279	$1,926

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.86%	2.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture(5)(7)	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	0.36%	(0.44)%
Portfolio Turnover Rate (6)	593%	238%

1 The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

8 Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9 Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

66

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class I	2016	2015 (1)
Net asset value, beginning of period	$10.12	$10.00

Activity from investment operations:
Net investment income (2)	0.13	0.05
Net realized and unrealized gain (loss) on investments	(0.95)	0.12 (9)
Total from investment operations	(0.82)	0.17

Less distributions from:
Net investment income	—	(0.05)
Net realized gains	(0.31)	—
Total distributions	(0.31)	(0.05)

Net asset value, end of period	$8.99	$10.12

Total return (3)(6)	(8.18)%	1.72%

Net assets, at end of period (000s)	$13,557	$20,840

Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	1.86%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	1.37%	0.85%
Portfolio Turnover Rate (6)	593%	238%

 1 The AlphaCentric Asset Rotation Fund Class A, C and I shares commenced operations on July 31, 2014.

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

8 Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9 Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

67

AlphaCentric Bond Rotation Fund

The following table is intended to help you better understand the Bond Rotation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended March 31, 2016 has been audited by Cohen Fund Audit Services, Ltd. an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.15	0.09	0.18
Net realized and unrealized loss on investments	(0.43)	(0.42)	(0.43)
Total from investment operations	(0.28)	(0.33)	(0.25)

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.16)
Total distributions	(0.14)	(0.11)	(0.16)

Net asset value, end of period	$9.58	$9.56	$9.59

Total return (3)(6)	(2.74)%	(3.25)%	(2.48)%

Net assets, at end of period (000s)	$9,869	$71	$59

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.64%	3.39%	4.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.49%	2.24%	1.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	1.82%	1.18%	2.29%
Portfolio Turnover Rate (6)	476%	476%	476%

1 The AlphaCentric Bond Rotation Fund Class A, C and I shares commenced operations on May 28, 2015.

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

8 Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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AlphaCentric Income Opportunities Fund

The following table is intended to help you better understand the Income Opportunities Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended March 31, 2016 has been audited by Cohen Fund Audit Services, Ltd. an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.39	0.34	0.43
Net realized and unrealized gain on investments (8)	0.69	0.68	0.67
Total from investment operations	1.08	1.02	1.10

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.37)
Return of capital	(0.01)	(0.01)	(0.01)
Total distributions	(0.36)	(0.31)	(0.38)

Net asset value, end of period	$10.72	$10.71	$10.72

Total return (3)(6)	10.82%	10.19%	11.00%

Net assets, at end of period (000s)	$27,654	$1,118	$73,073

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.26%	3.01%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.74%	2.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	4.35%	3.78%	4.85%
Portfolio Turnover Rate (6)	6%	6%	6%

1 The AlphaCentric Income Opportunities Fund Class A, C and I shares commenced operations on May 28, 2015.

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

8 Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

69

CONSOLIDATED FINANCIAL HIGHLIGHTS

AlphaCentric/IMFC Managed Futures Strategy Fund

The following table is intended to help you better understand the Managed Futures Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended March 31, 2016 has been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31,	March 31,	March 31,
	2016 (1)	2016 (1)	2016 (1)

Net asset value, beginning of period	$11.94	$11.94	$11.94

Activity from investment operations:
Net investment loss (2)	(0.07)	(0.09)	(0.06)
Net realized and unrealized gain on investments (7)	0.09	0.08	0.09
Total from investment operations	0.02	(0.01)	0.03

Net asset value, end of period	$11.96	$11.93	$11.97

Total return (3)(6)	0.17%	(0.08)%	0.25%

Net assets, at end of period (000s)	$25	$1	$3,073

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	9.19%	9.94%	8.94%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.24%	2.99%	1.99%
Ratio of net investment income (loss) to average net assets(5)	(1.91)%	(2.69)%	(1.71)%
Portfolio Turnover Rate (6)(8)	0%	0%	0%

1 The AlphaCentric/IMFC Managed Futures Strategy Fund’s Class A, Class C and Class I shares commenced operations on December 22, 2015..

2 Per share amounts calculated using the average shares method
3 Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5 Annualized.

6 Not annualized.

7 Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

8 All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

70

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-ACFUNDS (1-844-223-8637)

71

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

72

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-844-ACFUNDS (1-844-223-8637) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds' internet site at www.AlphaCentricFunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

73

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2016

MUTUAL FUND SERIES TRUST

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Bond Rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

AlphaCentric/IMFC Managed Futures Strategy Fund

Class A: IMXAX Class C: IMXCX Class I: IMXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Asset Rotation Fund (“Asset Rotation Fund”), AlphaCentric Income Opportunities Fund (“Income Opportunities Fund”), AlphaCentric Bond Rotation Fund (“Bond Rotation Fund”) and AlphaCentric/IMFC Managed Futures Strategy Fund (“Managed Futures Strategy Fund”), (each, a “Fund” and collectively, the “Funds”), dated August 1, 2016. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Annual Report respecting the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Managed Futures Strategy Fund for the period ended March 31, 2016 is incorporated by reference into this SAI. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-844-ACFUNDS (1-844-223-8637).

MUTUAL FUND SERIES TRUST	1
INVESTMENT RESTRICTIONS	1
OTHER INVESTMENT POLICIES	2
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	24
TRUSTEES AND OFFICERS	24
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	29
(Managed Futures Strategy Fund only)	29
PRINCIPAL SHAREHOLDERS	30
ADVISOR AND SUB-ADVISORS	36
CODE OF ETHICS	42
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	42
COMPLIANCE SERVICES	44
CUSTODIAN	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
COUNSEL	44
DISTRIBUTOR	44
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	46
PROXY VOTING POLICY	47
PORTFOLIO TURNOVER	48
PORTFOLIO TRANSACTIONS	48
Purchase and Redemption of Shares	50
Reduction of Up-Front Sales Charge on Class A Shares	50
Waivers of Up-Front Sales Charge on Class A Shares	51
Exchange Privilege	52
NET ASSET VALUE	52
TAX INFORMATION	52
INVESTMENTS IN FOREIGN SECURITIES	53
BACKUP WITHHOLDING	54
FOREIGN SHAREHOLDERS	54

MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Funds.

Keystone Wealth Advisors, LLC (“Keystone”) serves as the investment sub-advisor to the Asset Rotation Fund and the Bond Rotation Fund.

Garrison Point Capital, LLC (“Garrison Point”) serves as the investment sub-advisor to the Income Opportunities Fund.

Integrated Managed Futures Corp (“IMFC”) serves as the investment sub-advisor to the Managed Futures Strategy Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any pre-emptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except where otherwise noted, may not:

(a) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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(c) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e) purchase or sell physical commodities or forward contracts relating to physical commodities;

(f) with respect to the Asset Rotation Fund only, make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

(f) with respect to the Income Opportunities Fund, the Bond Rotation Fund and the Managed Futures Fund only, make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g) invest 25% or more of its total assets in a particular industry or group of industries except that the Income Opportunities Fund will invest at least 25% in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

OTHER INVESTMENT POLICIES

The investment policies set forth below are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

With respect to each Fund:

(a) No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

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(b)                 No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

With respect to the Asset Rotation, Income Opportunities and Bond Rotation Funds only:

(c)                 No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. No Fund will [mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and ] immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)            No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

With respect to the Managed Futures Strategy Fund only,

(e)                 The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

With respect to the Bond Rotation Fund only,

(f)                 Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class ETFs.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

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Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically

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affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

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An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser

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of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing

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transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number

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of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

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Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain

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exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

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The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and

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their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small

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size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

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Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

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Successful use of futures by a Fund is also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and

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delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest

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rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

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Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the

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borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds’ Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

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Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a

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short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

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The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

ReFlow Liquidity Program. A Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.

ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charges and investment minimums applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

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Each Fund’s investment advisor and sub-advisor (as applicable) believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment advisor and sub-advisor may also benefit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Funds or the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

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Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	40	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
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Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and in Catalyst Capital Advisors LLC, the investment adviser to certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from

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among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s adviser and other service providers to the Fund. Although the risk management policies of the adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended March 31, 2016, the Audit Committee met 4 times.

Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended March 31, 2016, the Valuation Committee held 27 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of the Advisor. He is also the managing member of the Catalyst Capital Advisors LLC (“Catalyst”), an investment advisor and the original sponsor of the Trust; President of Rational Advisors, Inc., an investment advisor to other mutual funds and exchange traded funds. Mr. Szilagyi is Managing Member of MFund Services LLC, which provides management and administrative services to the Trust; President of MFund Distributors LLC, which provides marketing services and distribution to the funds advised by Catalyst (“Catalyst Funds”); Member of Catalyst Mutuals Fund Distributors LLC, a distribution agent for the Catalyst Funds; and President of USA Mutuals, Inc., an investment advisor to mutual funds. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the funds. Mr. Caldwell also serves as a Trustee of other mutual funds in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

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Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2015

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi

Dollar Range of Equity Securities in Asset Rotation Fund	None	None	None	$1 - $50,000
Dollar Range of Equity Securities in Income Opportunities Fund	None	None	None	$50,001-$100,000
Dollar Range of Equity Securities in Bond Rotation Fund	None	None	None	$1 - $50,000
Dollar Range of Equity Securities in Managed Futures Strategy Fund	None	None	None	$50,001-$100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Compensation of the Board of Trustees

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended March 31, 2016. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**

Aggregate Compensation from the Asset Rotation Fund	$2,712	$1,862	$1,862	$0
Aggregate Compensation from the Income Opportunities Fund	$3,262	$1,512	$1,512	$0
Aggregate Compensation from the Bond Rotation Fund	$2,262	$1,512	$1,512	$0
Aggregate Compensation from the Managed Futures Strategy Fund	$750	$500	$500	$0
Total Compensation from Fund Complex*	$123,850	$77,350	$76,850	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

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ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

(Managed Futures Strategy Fund only)

The Managed Futures Strategy Fund may invest up to 25% of its total assets in ACIMFSMFSF Fund Limited (“Subsidiary”), a wholly-owned subsidiary of the Fund. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of ACIMFSMFSF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of the Subsidiary.

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio, without compensation. The Advisor has entered into a separate contract with the Sub-Advisor to provide Sub-Advisory services to the Subsidiary without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

As of July 5, 2016, the following persons owned 5% or more of the outstanding shares of each Fund:

Asset Rotation Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class A shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	89,690.5960	5.16%
Charles Schwab	1,359,816.3920	78.16%*
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211 Main Street San Francisco, CA 94105

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 5, 2016, securities of the Asset Rotation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

As of July 5, 2016, securities of the Asset Rotation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class C shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Nosal Susan 4707 Executive Drive San Diego CA 92121-3091	9,693.1730	5.13%
Fagnoni Marilyn 4707 Executive Drive San Diego CA 92121-3091	11,587.7120	6.14%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 5, 2016, securities of the Asset Rotation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class I shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	914,584.6990	81.91%*
Charles Schwab 211 Main Street San Francisco, CA 94105	61,372.5960	5.50%

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*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

As of July 5, 2016, securities of the Asset Rotation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Income Opportunities Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class A shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	1,444,768.8180	46.60%*
Charles Schwab 211 Main Street San Francisco, CA 94105	1,118,170.4250	36.06%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 5, 2016, securities of the Income Opportunities Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class C shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	174,357.2040	48.01%*
David P Samson 501 North Broadway St. Louis, MO 63102	31,731.6410	8.74%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

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As of July 5, 2016, securities of the Income Opportunities Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class I shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	1,180,975.7330	14.92%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,495,310.1170	31.52%*
Ray R Thurston Trust 1200 Queens Ln Jackson, WY 83001	1,101,839.3370	13.92%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 5, 2016, securities of the Income Opportunities Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Bond Rotation Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class A shares on July 5, 2015 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	887,733.3320	95.98%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 5, 2016, securities of the Bond Rotation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class C shares on July 5, 2015 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Piccirelli, Gina 4707 Executive Drive San Diego, CA 92121-3091	2,611.5210	34.97%*
Fishwick, Alan 4707 Executive Drive San Diego, CA 92121-3091	4,755.9190	63.69%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 5, 2015, securities of the Bond Rotation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class I shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	1,242.6880	7.41%
Szilagyi, Jerry 5 Abbington Dr Huntington, NY 11743	15,526.8900	92.59%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 5, 2016, securities of the Bond Rotation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 92.59% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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Managed Futures Strategy Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Managed Futures Strategy Fund’s Class A shares on July 5, 2015 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,019.3860	96.02%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 5, 2016, securities of the Managed Futures Strategy Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Managed Futures Strategy Fund’s Class C shares on July 5, 2015 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Szilagyi, Jerry 5 Abbington Dr Huntington, NY 11743	83.7520	5.33%
Ardoin, Amos 4707 Executive Drive San Diego, CA 92121-3091	1,486.9260	94.67%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 5, 2015, securities of the Managed Futures Strategy Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Managed Futures Strategy Fund’s Class I shares on July 5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	16,612.3880	6.07%
Hayek, Brennen 2001 Spring Road, Suite 700 Oak Brook, IL 60523	18,991.2750	6.94%
Integrated Asset Management Corp 70 University Ave, Suite 1200 Toronto, ON M5J 2M4	181,104.6180	66.15%*
TD Ameritrade P.O. Box 327 Melbourne, FL 32901	16,637.1840	6.08%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 5, 2016, securities of the Managed Futures Strategy Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISORS

AlphaCentric Advisors LLC has been retained by the Funds under a Management Agreements to act as each Fund’s advisor, subject to the authority of the Board of Trustees. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of AlphaCentric is 36 North New York Avenue, Huntington, NY 11743. AlphaCentric is controlled by Jerry Szilagyi. AlphaCentric is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”.

The Management Agreement provides that the advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the advisor is paid a monthly management fee at the annual rate of 1.25% of the average daily net assets of the Asset Rotation Fund and the Bond Rotation Fund, 1.50% of the average daily net assets of the Income Opportunities Fund and 1.75% of the average daily net assets of the Managed Futures Strategy Fund. The advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

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Except for the expenses described above that have been assumed by the advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at levels set forth below through July 31, 2017.

Expense Limitation

Asset Rotation Fund	1.24%
Income Opportunities Fund	1.49%
Bond Rotation Fund	1.24%
Managed Futures Strategy Fund	1.99%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. The Management Agreement for the Asset Rotation Fund was initially approved by the Board of Trustees at a meeting held on May 15, 2014. The Management Agreement for the Bond Rotation Fund and the Income Opportunities Fund was initially approved by the Board of Trustees at a meeting held on February 23, 2015. The Management Agreement for the Managed Futures Strategy Fund was initially approved by the Board of Trustees at a meeting held on November 18, 2015. A discussion of the matters considered by the Board in connection with the approval of the Management Agreements for each of the Asset Rotation Fund, Income Opportunities Fund and Bond Rotation Fund is available in the Funds’ Semi-Annual Report to Shareholders dated September 30, 2015. The Management Agreement for the Managed Futures Strategy Fund is available in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Each Management Agreement provides that the advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor for the fiscal period ended March 31, 2016:

Asset Rotation

Fiscal Year Ended 2016
Gross Advisory Fee	$643,861
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Amounts Waived/Reimbursed	$319,916
Net Advisory Fee	$323,945

Income Opportunities

Fiscal Year Ended 2016
Gross Advisory Fee	$543,736
Amounts Waived/Reimbursed	$189,836
Net Advisory Fee	$353,900

Bond Rotation

Fiscal Year Ended 2016
Gross Advisory Fee	$103,466
Amounts Waived/Reimbursed	$96,055
Net Advisory Fee	$7,411

Managed Futures Strategy

Fiscal Year Ended 2016
Gross Advisory Fee	$14,566
Amounts Waived/Reimbursed	$57,886
Net Advisory Fee	$0

Sub-Investment Advisor – Asset Rotation Fund and Bond Rotation Fund

Keystone Wealth Advisors, LLC, an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to the Asset Rotation Fund and the Bond Rotation Fund under a Sub-Advisory Agreement (“Keystone Sub-Advisory Agreement”) with the Advisor. Keystone was founded in 2011 and is a Utah limited liability company located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT, 84321. In addition to serving as a Sub-Advisor, Keystone is a registered investment advisor providing investment and planning advice to individuals, businesses and endowments.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay Keystone 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Keystone Sub-Advisory Agreement for the Asset Rotation Fund was approved by the Board on May 15, 2014 and the Keystone Sub-Advisory Agreement for the Bond Rotation Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Asset Rotation Fund is available in the Fund’s Annual Report to Shareholders dated March 31, 2015 and a discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Bond Rotation Fund is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2015. For the fiscal period ended March 31, 2015, the Sub-Advisor earned $67,700 in sub-advisory fees with respect to the Asset Rotation Fund. For the fiscal year ended March 31, 2016, the Sub-Advisor earned $187,160 in sub-advisory fees with respect to the Asset Rotation Fund.

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Sub-Investment Advisor – Income Opportunities Fund

Garrison Point Capital, LLC (“Garrison Point”), an investment advisory firm founded in 2012 and registered as an investment advisor with the Securities and Exchange Commission on October 2, 2012. Garrison Point has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Garrison Point Sub-Advisory Agreement”) with the Advisor. Garrison Point is controlled by Tom Miner and Garrett Smith. In addition to serving as the investment sub-advisor to the Fund, Garrison Point provides investment advice to individuals, high net worth individuals, trusts, businesses and charitable organizations. The Investment Advisor and the Trustees have chosen to engage Garrison Point as Sub-Advisor to the Fund in part because of Garrison Point’s prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Investment Advisor will pay Garrison Point 50% of the net advisory fees earned by the Investment Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Investment Advisor will be paid from the Investment Advisor’s management fee and is not an additional cost to the Fund. The Garrison Point Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Garrison Point Sub-Advisory Agreement for the Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the approval of the Garrison Point Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2015. For the fiscal period ended March 31, 2016, the Sub-Advisor earned $180,671 in sub-advisory fees with respect to the Income Opportunities Fund.

Sub-Investment Advisor – Bond Rotation Fund

Keystone Wealth Advisors, LLC, an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to the Fund under a Sub-Advisory Agreement (“Keystone Sub-Advisory Agreement”) with the Advisor. Keystone was founded in 2011 and is a Utah limited liability company located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT, 84321. In addition to serving as a Sub-Advisor, Keystone is a registered investment advisor providing investment and planning advice to individuals, businesses and endowments.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay Keystone 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Keystone Sub-Advisory Agreement for the Bond Rotation Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2015. For the fiscal year ended March 31, 2016, the Sub-Advisor earned $4,774 in sub-advisory fees with respect to the Bond Rotation Fund.

Sub-Investment Advisor – Managed Futures Strategy Fund

Integrated Managed Futures Corp (“IMFC” or “Sub-Advisor”), an investment advisory firm founded in 2003, has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. IMFC also provides investment advice to institutional investors, high net worth individuals, pooled investment vehicles and investment advisers. The Sub-Advisor is majority owned by Integrated Asset Management Corp., a Canadian alternative asset management company. Roland Austrup and Robert Koloshuk also hold minority ownership interests in the Sub-Advisor. The Advisor and the Trustees have chosen to engage IMFC’s services as Sub-Advisor to the Fund in part because of IMFC’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

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As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay IMFC 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement are available in the Fund’s Annual Report to Shareholders dated March 31, 2016. For the fiscal period ended March 31, 2016, the Sub-Advisor earned $0 in sub-advisory fees with respect to the Managed Futures Strategy Fund.

Portfolio Managers – Asset Rotation Fund and Bond Rotation Fund

Subject to the oversight and approval of the Advisor, Gordon Nelson and Tyler Vanderbeek, as portfolio managers, have primary responsibility for the day-to-day management of the portfolios of the Asset Rotation Fund and Bond Rotation Fund. Mr. Nelson and Mr. Vanderbeek’s compensation from the Funds’ sub-advisor is based on a base salary plus a percentage of the net profits of the sub-advisor. They are each also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business.

Portfolio Managers –Income Opportunities Fund

Subject to the oversight and approval of the Advisor, Tom Miner, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Miner, Smith and Loo’s compensation are based on a salary plus bonus based on a percentage of overall profits of Garrison Point. They also participate in a pension plan. Messrs. Miner, Smith and Loo are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the sub-advisor's business.

Portfolio Managers – Managed Futures Strategy Fund

Subject to the oversight and approval of the Advisor, Roland Austrup, Robert Koloshuk and John Lukovich, as portfolio managers, are jointly and primarily responsibility for the day-to-day management of the portfolio of the Fund. Messrs. Austrup, Koloshuk and Lukovich compensation is based on salary and a bonus based on the net profits of the Sub-Advisor.

As of March 31, 2016, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Gordon Nelson, Tyler Vanderbeek, Tom Miner, Garrett Smith, Brian Loo, Roland Austrup, Robert Koloshuk and John Lukovich are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)

Gordon Nelson	1	$44.72 million	0	$0	664	$44 million
Tyler Vanderbeek	1	$44.72 million	0	$0	664	$44 million
Tom Miner	1	$100 million	5	$44	55	$195 million
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Garrett Smith	1	$100 million	5	$44	55	$195 million
Brian Loo	1	$100 million	5	$44	55	$195 million
Roland Austrup	1	$3 million	1	$42	8	$15 million
Robert Koloshuk	1	$3 million	1	$42	8	$15 million
John Lukovich	1	$3 million	1	$42	8	$15 million

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Asset Rotation Fund	Dollar Range of Equity Securities in the Bond Rotation Fund
Gordon Nelson	$10,000-$50,000	$10,000-$50,000
Tyler Vanderbeek	None	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the Income Opportunities Fund
Tom Miner	Over $1,000,000
Garrett Smith	$10,001 - $50,000
Brian Loo	$10,001 - $50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Managed Futures Strategy Fund
Roland Austrup	None
Robert Koloshuk	None
John Lukovich	None

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Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Funds, the advisor or sub-advisors determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•	The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each advisor, sub-advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

AlphaCentric, Keystone, Garrison Point, IMFC, Northern Lights Distributors, LLC and the Trust have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

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The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2015, the Asset Rotation Fund paid $30,254 to GFS for its services. For the period ended March 31, 2015, the Income Opportunities Fund and Bond Rotation Fund were not in operation and did not pay any fees to GFS. For the fiscal period ended March 31, 2016, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Managed Futures Strategy Fund paid $86,507, $34,890, $11,619 and $14,566, respectively, to GFS for its services.

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MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pays MFund $5,000 annually plus an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by AlphaCentric Advisors LLC):

.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust. For the fiscal period ended March 31, 2015, the Asset Rotation Fund paid $27,728 to MFund for its services. For the period ended March 31, 2015, the Income Opportunities Fund and Bond Rotation Fund were not in operation and did not pay any fees to MFund. For the fiscal year ended March 31, 2016, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund and Managed Futures Strategy Fund paid $56,523, $13,641, $40,455 and $2,216, respectively, to MFund for its services.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund monthly base fees plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. For the fiscal period ended March 31, 2016, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund and Managed Futures Strategy Fund paid $12,602, $9,075, $11,783, and $4,172, respectively, to MFund pursuant to the Compliance Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen Fund Audit Services, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Funds’ Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Funds’ Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”). Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

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Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the period ended March 31, 2016.

Fund	Class A Shares	Class C Shares

Asset Rotation Fund	$83,622	$24,554
Income Opportunities Fund	$28,896	$4,020
Bond Rotation Fund	$20,482	$366
Managed Futures Strategy Fund	$8	$3

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the period ended March 31, 2016.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Reimbursement to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses

Asset Rotation Class A	$0	$0	$0	$60,800	$0	$0	$22,822
Class C	$0	$0	$0	$23,326	$0	$0	$1,228
Income Opportunities Class A	$0	$0	$0	$5,789	$0	$0	$23,107
Class C	$0	$0	$0	$1,167	$0	$0	$2,853
Bond Rotation Class A	$0	$0	$0	$7,373	$0	$0	$13,109
Class C	$0	$0	$0	$133	$0	$0	$233
Managed Futures Strategy Class A	$0	$0	$0	$0	$0	$0	$8
Class C	$0	$0	$0	$0	$0	$0	$3

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The Distributor of the Funds received the following commissions and other compensation from the Funds during the fiscal period ended March 31, 2016.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Asset Rotation	$12,540	$0	$74,254	$0
Income Opportunities	$2,834	$0	$14,166	$0
Bond Rotation	$202	$0	$1,045	$0
Managed Futures Strategy	$0	$0	$0	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Adviser or affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales

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representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party

Asset Rotation	Keystone
Income Opportunities	Garrison Point
Bond Rotation	Keystone
Managed Futures Strategy	IMFC

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B and Appendix C.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-844-223-8637 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Asset Rotation Fund for the fiscal period ended March 31, 2015 was 238%. For the period ended March 31, 2015, the Income Opportunities Fund, Bond Rotation Fund and Managed Futures Strategy Fund were not in operation so do not have any portfolio turnover data to report. For the fiscal year ended March 31, 2016, the portfolio turnover rate of the Asset Rotation Fund , Income Opportunities Fund, Bond Rotation Fund and the Managed Futures Strategy Fund was 593%, 6%, 476% and 0% respectively. The increase in the turnover rate of the Asset Rotation Fund from 238% for the fiscal period ended March 31, 2015 to 593% for the fiscal year ended March 31, 2016 was generally due to volatile market conditions during the 2016 fiscal year.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

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The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to

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the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

During the fiscal period ended March 31, 2015, the Asset Rotation Fund paid $25,076 in commissions on the purchase and sale of securities. For the period ended March 31, 2015, the Income Opportunities Fund, Bond Rotation Fund and Managed Futures Strategy Fund were not in operation and did not pay any commissions. During the fiscal year ended March 31, 2016, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Managed Futures Strategy Fund paid $83,507, $2, $18,594 and $0 in commissions on the purchase and sale of securities.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to

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ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be cancelled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

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(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the

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Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply

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with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income .”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and

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redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

WHOLLY-OWNED SUBSIDIARY (Managed Futures Strategy Fund only)

The Managed Futures Strategy Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

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The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

FINANCIAL STATEMENTS

The financial statements of the Asset Rotation Fund, the Income Opportunities Fund and the Bond Rotation Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal period ended March 31, 2016 are incorporated by reference. The consolidated financial statements of the Managed Futures Strategy Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal period ended March 31, 2016 are incorporated by reference. You can obtain the Asset Rotation Fund’s, Income Opportunities Fund’s, Bond Rotation Fund’s and Managed Futures Strategy Fund’s Annual or Semi-Annual Reports, without charge by calling 1-844-223-8637.

(Managed Futures Strategy Fund only)

The Predecessor Fund’s audited financial statements for the period March 5, 2014 (commencement of operations) to December 31, 2014 and unaudited financial statements for the ten month period ended October 31, 2015 are incorporated by reference. The audited financial statements of the Predecessor Fund have been audited by Arthur Bell CPAs, the independent auditor for the Predecessor Fund for the period March 5, 2014 (commencement of operations) to December 31, 2014.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B,

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CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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Appendix C

Keystone Wealth Management’s Proxy Voting Policies

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: Keystone Wealth Advisors will vote proxies on behalf of any mutual fund it sub-advises or designate a third party provider to do so but not its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting:

Voting Proxies

1.	All proxies sent to clients that are actually received by Keystone Wealth Advisors (to vote on behalf of the client) will be provided to the portfolio manager or designated third-party provider (the “Designee”).
2.	The Advisor and Designee will generally adhere to the following procedures (subject to limited exception):
(a)	A written record of each proxy received by Keystone Wealth Advisors or Designee (on behalf of its clients) will be kept in Keystone Wealth Advisors's or Designee’s files. ;
(b)	Prior to voting any proxies, the Advisor or Designee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Designee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
(c)	If no material conflict is identified pursuant to these procedures, the Advisor or Designee will vote the proxy in accordance with the guidelines set forth below. The Designee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Designee will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Keystone Wealth Advisors (or any affiliate of Keystone Wealth Advisors) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of Keystone Wealth Advisors.
2	If a conflict is identified and deemed “material” by the Designee, Keystone Wealth Advisors will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).
3	With respect to material conflicts, Keystone Wealth Advisors will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.

However, with respect to:

1. ERISA clients whose advisory contract reserves the right to vote proxies when Keystone Wealth Advisors has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, Keystone Wealth Advisors will:

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(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or
(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

2. The Funds whose Proxy Voting Policies and Procedures provides that in the event a conflict of interest between the interests of the Fund’s shareholders and those of the Advisor, the Advisor is instructed to abstain from making a voting decision and to forward all necessary voting materials to the Trust to enable the Board of Trustees to make the voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reason for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisors proxy voting guidelines.

Proxy Voting Guidelines

See Proxy Voting Policies and Procedures.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of Keystone Wealth Advisors's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) Keystone Wealth Advisors's proxy voting procedures (i.e., a copy of these procedures); and (b) how Keystone Wealth Advisors voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Designee will be responsible for maintaining files relating to Keystone Wealth Advisors's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Keystone Wealth Advisors. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
2.	A copy of each proxy statement that Keystone Wealth Advisors actually received; provided, however, that Keystone Wealth Advisors may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
3.	A record of each vote that Keystone Wealth Advisors casts;
4.	A copy of any document that Keystone Wealth Advisors created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
5.	A copy of each written request for information on how Keystone Wealth Advisors voted such client’s proxies and a copy of any written response to any request for information on how Keystone Wealth Advisors voted proxies on behalf of clients.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the Adviser has adopted and implemented written policies and procedures that are reasonably

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designed to ensure that the Adviser votes proxies in the best interests of its clients, (ii) the Adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the Adviser discloses to clients how they may obtain information on how the Adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Keystone Wealth Advisors (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will

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generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

Proxies of Unaffiliated Investment Companies

We serve as investment adviser to certain investment companies under the Mutual Fund Series Trust. These funds may invest in other non-affiliated investment companies (“Non-Affiliated Investment Companies”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Non-Affiliated Investment Companies in a certain manner. Notwithstanding the guidelines provided in these procedures, all proxies received from the Non-Affiliated Investment Companies will be voted in the same proportion that all shares of the Underlying Investment Companies are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-435-713-4220. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX D

GARRISON POINT CAPITAL, LLC

PROXY VOTING POLICY

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. GPC will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

GPC does not have authority to vote proxies relating to client securities held by wealth management clients.  These proxy voting policies and procedures apply strictly to the investment management services GPC provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where GPC’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby GPC exercises proxy authority. This document is available upon client request. GPC will also make available the record of GPC’s votes promptly upon request.

The CCO of GPC is responsible for monitoring the effectiveness of this policy.  Unless contractually obligated to vote in a certain manner, GPC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where GPC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. GPC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

GPC will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, GPC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, GPC’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, GPC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

GPC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which GPC will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure.  As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, GPC will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

  Amendments to management incentive plans
  The authorization of additional common or preferred stock
  Initiation or termination of barriers to takeover or acquisition
  Mergers or acquisitions
  Corporate reorganizations
  Term limits for board members
  "Contested" director slates

In non-routine matters, GPC will attempt to be generally familiar with the questions at issue.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", GPC, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. GPC’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting GPC’s proxies after approval by the CCO.

Documenting Proxy Voting

GPC will maintain copies of each proxy statement received and of each executed proxy; however, GPC may rely on the SEC’s EDGAR system for records of proxy statements. GPC will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

GPC will also maintain a record of each written request from a Client or Investor for proxy voting information and GPC’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between GPC and its clients may arise when GPC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the GPC’s clients.

If the issue is specifically addressed in these policies and procedures, GPC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, GPC shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from GPC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, GPC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix E

Integrated Managed Futures Corp

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients or designate a third party provider to do so. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting:

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the portfolio manager or designated third-party provider (the “Designee”).

2. The Advisor and Designee will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser or Designee (on behalf of its clients) will be kept in the Adviser's or Designee’s files. ;

(b) Prior to voting any proxies, the Advisor or Designee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Designee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(c) If no material conflict is identified pursuant to these procedures, the Advisor or Designee will vote the proxy in accordance with the guidelines set forth below. The Designee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Designee will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2 If a conflict is identified and deemed “material” by the Designee, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3 With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves.

However, with respect to:

1. ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

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(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

2. The Funds whose Proxy Voting Policies and Procedures provides that in the event a conflict of interest between the interests of the Fund’s shareholders and those of the Advisor, the Advisor is instructed to abstain from making a voting decision and to forward all necessary voting materials to the Trust to enable the Board of Trustees to make the voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reason for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisors proxy voting guidelines.

Proxy Voting Guidelines

See Integrated Managed Futures Corp. Proxy Voting Principles and Guidelines under separate cover.

Disclosure of Procedures

A summary of these above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Designee will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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Mutual Fund Series Trust

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)  Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii)	Amendment No. 35 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on July 15, 2015, is hereby incorporated by reference.
(iii)	Amendment No. 36 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iv)	Amendment No. 37 to the Agreement and Declaration of Trust, will be filed by subsequent amendment.

(b)  By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders.  None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii)	Amended Exhibit 1 to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iii)	Expense Limitation Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on April 11, 2016, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as sub-adviser)

(iv)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Groesbeck Investment Management Corp.

(v)	Amended Sub-Advisory Agreement between Catalyst and Groesbeck Investment Management Corp. for the Catalyst/Groesbeck Growth of Income Fund and Catalyst/Groesbeck Aggressive Growth Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(vi)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(vii)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst/CP Core Equity Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(xi)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund and Catalyst/Lyons Hedged Premium Return Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.
Princeton Advisory Group, Inc.
(viii)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(ix)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Choice Financial Partners, Inc., d/b/a Equity Compass Strategies

(xii)	Sub-Advisory/Portfolio Consulting Agreement between Catalyst and Choice Financial Partners, Inc., d/b/a Equity Compass Strategies for the Catalyst/EquityCompass Share Buyback Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.

Castle Financial & Retirement Planning Association, Inc.

(xiii)	Sub-Advisory Agreement between Catalyst and Castle Financial & Retirement Planning Association, Inc. for the Catalyst Macro Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

ITB Capital Advisors, LLC

(xiv)	Sub-Advisory Agreement between Catalyst and ITB Capital Advisors, LLC for the Catalyst Time Value Trading Fund, which was filed as an exhibit to the Registrant's Registration Statement on November 21, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xv)	Sub-Advisory Agreement between Catalyst and Milburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Vista Research and Management, LLC

(x)	Management Agreement with Vista Research and Management, LLC for the Listed Private Equity Plus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(xi)	Operating Expense Limitation and Security Agreement with Vista Research and Management, which was filed as an exhibit to the Registrant’s Registration Statement on October 23, 2014, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xii)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(xiii)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xiv)	Expense Limitation Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2015, is hereby incorporated by reference.

Day Hagan Asset Management

(xv)	Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on November 2, 2009, is hereby incorporated by reference.
(xvi)	Amendment to Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference
(xvii)	Operating Expense Limitation and Security Agreement with Day Hagan Asset Management for the Day Hagan Tactical Dividend Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as adviser)

(xviii)	Management Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on October 24, 2014, is hereby incorporated by reference.
(xix)	Expense Limitation Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on June 29, 2010, is hereby incorporated by reference.

Camelot Portfolios, LLC

(xx)	Management Agreement with Camelot Portfolios, LLC which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxi)	Amendment to Management Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xxii)	Transfer and Assumption Agreement between Camelot Portfolios, LLC and Camelot Funds, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 23, 2015, is hereby incorporated by reference.
(xxiii)	Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxiv)	First Amendment to the Operating Expenses Limitation and Security Agreement with Camelot Funds, LLC, which was filed as an exhibit to the Registrant's Registration Statement on January 27, 2016, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxv)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(i)	Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2016, is hereby incorporated by reference.

JAG Capital Management LLC

(ii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(iii)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.
(iv)	First Amendment to the Operating Expenses Limitation and Security Agreement with JAG Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference.

SignalPoint Capital Management, LLC

(v)	Management Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, is hereby incorporated by reference.
(vi)	Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.
(vii)	First Amendment to the Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference. .

Klingenstein, Fields & Co., LLC.

(viii)	Management Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ix)	Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(x)	Amended Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 26, 2015, is hereby incorporated by reference.

Griffin Asset Management, Inc

(xi)	Sub-Advisory Agreement between Klingenstein, Fields & Co., LLC and Griffin Asset Management, Inc. with respect to the KF Griffin Blue Chip and Covered Call Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.

Gries Financial LLC

(xii)	Sub-Advisory Agreement between Day Hagan Asset Management and Gries Financial LLC with respect to the Day Hagan Tactical Dividend Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xiii)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xiv)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.
(xv)	Amended Expense Limitation Agreement with AlphaCentric Advisors LLC is filed herewith.
(xvi)	Amended Exhibit A to the Expense Limitation Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.

Catalyst Capital Advisors LLC (as sub-advisor)

(xvii)	Sub-Advisory Agreement between AlphaCentric and Catalyst Capital Advisors LLC with respect to the AlphaCentric Smart Money Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

Keystone Wealth Advisors LLC

(xviii)	Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xix)	Amended Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Intergrated Managed Futures Corp

(xx)	Sub-Advisory Agreement between AlphaCentric and Intergrated Managed Futures Corp with respect to the AlphaCentric/IMFC Managed Futures Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.

Stone Beach Investment Management, LLC

(xxi)	Sub-Advisory Agreement between Catalyst and Stone Beach Investment Management, LLC with respect to the Catalyst/Stone Beach Income Opportunity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

ATR Advisors, LLC

(xxii)	Sub-Advisory Agreement between Catalyst and ATR Advisors, LLC with respect to the Catalyst Absolute Total Return Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

SL Advisors, LLC

(xxiii)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst MLP & Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xxiv)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xxv)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(e)  Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.
(ii)	Amended Schedule A to the Underwriting Agreement with Northern Lights Distributors, LLC, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.

(f)  Bonus or Profit Sharing Contracts.  None.

(g)  Custodian Agreements.

(i)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ii)	Amended Appendix B to the Custody Agreement with the Huntington National Bank, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.

(h)  Other Material Contracts.

(i)	Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(ii)	Amendment No. 4 to Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(iii)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(iv)	Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(v)	Amendment to the Management Services Agreement with MFund, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.
(vi)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.
(vii)	Compliance Services Agreement with CCO Compliance Services, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(viii)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(i)  Legal Opinion.

(i)	Consent of Thompson Hine LLP is filed herewith.

(j)  Other Opinions

(i)	Consent of Cohen Fund Audit Services, Ltd. is filed herewith.

(ii)	Consent of Arthur Bell, CPAs is filed herewith.

(k)  Omitted Financial Statements.  None.

(l)  Initial Capital Agreements.  Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m)  Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.
(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.
(vi)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(vii)	Amended Exhibit A to the Revised Class N Master Distribution Plan, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(n)  Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(ii)	Amended Exhibit A to the Amended Multiple Class Plan, with respect to the AlphaCentric Hedged Market Opportunity Fund will be filed by subsequent amendment.

(o)  Reserved.

(p)  Codes of Ethics.

(i)	Code of Ethics of the Trust and Vista Research and Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(ii)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(iii)	Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(iv)	Code of Ethics of Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(v)	Code of Ethics of Groesbeck Investment Management Corp., which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(vi)	Code of Ethics of Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(vii)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.
(viii)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(ix)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(x)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xi)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xii)	Code of Ethics of SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiii)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiv)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(xv)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xvi)	Code of Ethics of Klingenstein, Fields & Co., LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference. .
(xvii)	Code of Ethics of Griffin Asset Management, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(xviii)	Code of Ethics of Choice Financial Partners, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xix)	Code of Ethics of Castle Financial & Retirement Planning Associates, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(xx)	Code of Ethics of Gries Financial LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.
(xxi)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxii)	Code of Ethics of Keystone Wealth Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxiii)	Code of Ethics of Stone Beach Investment Management, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxiv)	Code of Ethics of ATR Advisors, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxv)	Code of Ethics of ITB Capital Advisors, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 29, 2014, is hereby incorporated by reference.
(xxvi)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.
(xxvii)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(xxviii)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xxix)	Code of Ethics of Integrated Managed Futures Corp, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.
(xxx)	Code of Ethics of Millburn Ridgefield Corporation, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(q)  Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which were filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, are hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee, Chief Executive Officer, President and Secretary of the Trust; Dr. Bert Pariser, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which were filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, are hereby incorporated by reference.

(iii)	Powers of Attorney for each director of CAMFMSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for the each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference..

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited , which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a)     Catalyst Capital Advisors LLC (“CCA”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

(i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(b)     Vista Research and Management, LLC (“Vista”), 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830, adviser to the Listed Private Equity Plus Fund, is registered with the Securities and Exchange Commission as an investment adviser, file number 801-67561.

(i) Vista has engaged in no other business during the past two fiscal years.

(ii) Steven R. Samson is the president and sole member of Vista and, during the last two fiscal years, was the Chief Operating Officer at Al Frank Asset Management, Inc., President of Alternative Investment Partners, LLC and Chairman of AIP Mutual Funds, Inc, and an investment industry consultant.

(c)     SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(d)     Eventide Asset Management, LLC (“Eventide”), 60 State Street, Suite 700, Boston, Massachusetts 02109, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(e)     Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management (“Day Hagan”), 330 South Orange Avenue, Sarasota, FL, 34236, is registered with the SEC as an investment adviser file number 801-66337.

(i) Day Hagan has engaged in no other substantial business activities during the past two fiscal years.

(ii) During the past two fiscal years, Donald Hagan, has been a managing member and the chief compliance officer of Day Hagan and has engaged in no other substantial business. During the past two fiscal years, Arthur Day has been a managing member and partner of Day Hagan and has engaged in no other substantial business.

(f)      Groesbeck Investment Management Corp. (“Groesbeck”), 12 Route 17 North, Suite 130, Paramus, NJ 07652, is registered with the SEC as an investment adviser file number 801-44798.

(i) Groesbeck has engaged in no other business since its inception.

(ii) None of the directors or officers of Groesbeck have engaged in any other business since Groesbeck’s inception.

(g)     Camelot Portfolios, LLC (“Camelot”), 1700 Woodlands Dr., Maumee, Ohio 43537, is registered with the SEC as an investment adviser file number 801-70932.

(i) Camelot has engaged in no other businesses of a substantial nature in the last two fiscal years.

(ii) Darren Munn, managing member, is a registered representative of a broker-dealer. The other members and officers have engaged in no other business of a substantial nature in the last two fiscal years.

(h)     Managed Asset Portfolios, LLC ("MAP"), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(i)       Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(j)      JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(k)     Lyons Wealth Management, LLC (“Lyons”), 807 West Morse Blvd., Suite 105, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(l) SignalPoint Capital Management LLC (“SignalPoint”), 400 South Avenue, Suite 300, Springfield, MO 65806, is registered with the SEC as an investment adviser, file number 801-76895.

(i) SignalPoint has engaged in no other business since inception.

(ii) Michael Orzel is a member, Chief Executive Officer, President and Chief Compliance Officer of SignalPoint. Mr. Orzel is also a member, Chief Executive Officer and Chief Compliance Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(iii) Thomas Veale is a member, Chief Investment Officer and Vice President of SignalPoint. Mr. Veale is also a member and Chief Investment Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(m) Princeton Advisory Group, Inc (“Princeton”), 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528, is registered with the SEC as an investment adviser, file number 801-62702.

(i) Princeton is an owner and a Managing Member of Princeton-Blazer Advisors, LLC, a registered investment adviser, file number 801-72981.

(ii) Munish Sood is the Chief Investment Officer and sole owner of Princeton. Mr. Sood is also the Managing Member of Cross Point Capital, LLC, a broker/dealer, file number 8-66989.

(n) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(o) Klingenstein, Fields & Co., LLC (“Klingenstein”) 125 Park Avenue, Suite 1700, New York, New York 10017-5529, is registered with the SEC as an investment adviser, file number 801-33347

(i) Klingenstein has engaged in no other substantial business activities during the past two fiscal years.

(ii) Kenneth Pollinger is a Member, Co-Chairman and Chief Executive Officer of Klingenstein. Mr. Pollinger is also a director of a Brandywine Trust Group, LLC.

(iii) Robert Shapiro is a Member and Vice Chairman of Klingenstein. Mr. Shapiro was a Trustee of the Burnham Investor Trust during the last two fiscal years through to January 4, 2013.

(iv) James Fields is the President of Klingenstein. Mr. Fields is also a director of Bottlenotes, Inc., IndexIQ, Outcast Media International, Inc. and Viagogo (Pugnacious Endeavors, Inc.), and is an advisory board member of KBW Capital Partners I, L.P.

(v) Robert Mai is a Vice President of Klingenstein. Mr. Mai is also a director of Gold Mobile and Electronic Shipping Solutions, Ltd.

(p) Griffin Asset Management, Inc. (“Griffin”), 60 East 42nd Street, Suite 2050, New York, New York 10165, is registered with the SEC as an investment adviser, file number 801-7495

(i) Griffin has engaged in no other business since its inception.

(ii) None of the directors or officers of Griffin have engaged in any other business since Griffin’s inception.

(q) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (“EquityCompass”) 501 North Broadway, St Louis, Missouri 63102, is registered with the SEC as an investment adviser, file number 801-69131

(i) EquityCompass has engaged in no other business since its inception.

(ii) Daniel Dickherber is the President and Director of EquityCompass. Mr. Dickherber is also the Director, Investment Products and Advisory Services – Stifel Nicolaus & Company, Inc.

(iii) David Minnick is the Secretary of EquityCompass. Mr. Minnick is also the General Counsel of Stifel Financial Corp.

(iv) Stephen Bushmann is the Treasurer of EquityCompass. Ms. Bushmann is also the Managing Director, Corporate Accounting of Stifel, Nicolaus & Company, Inc. and Timberline Asset Management LLC.

(v) Rita Kazembe is the Chief Compliance Officer of EquityCompass. Ms. Kazembe is also CCO of Advisory Services, of Stifel, Nicolaus & Company, Inc., Timberline Asset Management LLC, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC and Century Securities Associates, Inc

(r) Gries Financial LLC, (“Gries”) 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114 is registered with the SEC as an investment adviser, file number 801-56552.

(i) Gries has engaged in no other business since its inception.

(ii) None of the directors or officers of Gries have engaged in any other business during the last two fiscal years.

(s) AlphaCentric Advisors LLC (“AlphaCentric”), located at 36 North New York Avenue, Huntington, NY 11743, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Mult-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(t) Keystone Wealth Advisors LLC (“Keystone”), located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321, is registered with the SEC as an investment adviser, file number 801-79615.

(i) Keystone has engaged in no other business during the past two fiscal years.

(ii) Gordon Nelson is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Member and President, Keystone Wealth Management, Inc., 595 S. Riverwood Pkwy, Suite 170, Logan UT 84321. Keystone Wealth Management is engaged in insurance related activities;

Partner, Jago Investments, LP, 855 Pebble Creek Road, UT 84335. Jago Investment, LP is a family investment trust;

(iii) Tyler Vanderbeek is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Vice President, Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

Sole shareholder and President, Beeks, Inc., 1412 W. 6500, S Hyrum, UT 84319. Beeks, Inc. is engaged in insurance related activities;

(iv) James Vanderbeek is a member of Keystone and is the sole shareholder and President of Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

(u) Stone Beach Investment Management, LLC (“Stone Beach”) located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851 is registered with the SEC as an investment adviser , file number 801-79745.

(i) Stone Beach has engaged in no other business during the past two fiscal years.

(ii) David Lysenko, is the Managing Principal of Stone Beach and is a Principal of Source Point Training LLC. Source Point Training LLC is a professional training company.

(v) ATR Advisors, LLC (“ATR”) located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407 is registered with the SEC as an investment adviser, file number 801-79689 .

(i) ATR has engaged in no other business since inception.

(ii) Shawn Blau is a Principal of ATR and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Investment Adviser Representatives, Westport Resources Management, 55 Greens Farms Road, Westport CT 06880. Westport Resources Management is an investment adviser;

Manager, Bayberry Associates, LLC, 2452 Black Rock Turnpike, Fairfield, CT 06825. Bayberry Associates LLC manages a family office for a trust and related entities.

(w) ITB Capital Advisors, LLC ,located at 311 S. Florida Avenue, Lakeland Florida, 33802, is registered with the SEC as an investment adviser, file number 801-80231.

(i) ITB has engaged in no other business during the past two fiscal years.

(2) Jeff Dean is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Operating Officer and Director, Changes in Altitude Aviation, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Chief Operating Officer and Director, Innovative Concrete Solutions, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, FND Partnership, 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Class B Member, Wolf Bay, LLC, 651 Don Bishop Road, Santa Rosa Beach, FL 32459; Member, Northridge 829, LLC; 160 Scarlet Blved, Oldsmar, FL 34677; Member, Breezy Pines; 160 Scarlet Blved, Oldsmar, FL 34677; Member and Manager, Pinewood Cove, LLC, 4201 Bayshore Blvd #2004, Tampa FL 33611; Limited Partner, TTM Power, L.P.; 770 South Post Oak Lane, Suite 600, Houston, TX 77056; Managing Member, TTM Investments, LLC 770, South Post Oak Lane, Suite 600, Houston, TX 77056; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Premium Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Member, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Representative Broker, James I. Black & Co., 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Limited Partner, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, Brown Water Partnership., 4201 Bayshore Blvd #2004, Tampa FL 33611; Member and Manager, Changes in Altitude, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Shareholder, JFD Corp., 3605 Shiloh Ridge Rd. Corinth, MS 38834; Managing Member, Cashdrain, LLC., 4201 Bayshore Blvd #2004, Tampa FL 33611

(3) Gerry Black is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Managing Partner, James I Black & Co., 311 S. Florida Ave, Lakeland FL 33801; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Income Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Partner, Cass LLC, 2722 S. MacDill Ave., Tampa, FL 33629; Member and Manger, Changes in Altitude, LLC; 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Managing Member, Ultra Mag, LLC, 4030 South Pipkin Road, Suite 100, Lakeland, FL 33811

(x) SL Advisors, LLC (“SL”) , located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(y) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 ,is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC ; and Associate, SF Sentry Securities, Inc.

(iii) Tom Miner is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 except as noted otherwise:

Principal, Garrison Point Funds, LLC; Associate, SF Sentry Securities, Inc; and Board Member, University Venture Fund, located at 299 South Main Street, Suite 310, Salt Lake City, Utah 84111.

(iv) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(z) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(z) Integrated Managed Futures Corp (“IMFC”), located at 1200-70 University Avenue, Toronto, Canada M5J2M4, is registered with the SEC as an investment adviser, file number 801-77105.

(i) IMFC has engaged in no other business since its inception

(ii) Stephen C. Johnson is the Chairman of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp, Omega General Insurance Company and Omega Insurance Holdings, Inc.

(ii) David G. Mather is the President and Chief Operating Officer of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp.

(aa) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Vertical Capital Income Fund,  Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Princeton Private Equity Fund.

(b)     NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

(b) Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.

(c) Huntington National Bank, 41 South High Street, Columbus, OH 43215.

(d) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(e) Catalyst Capital Advisors LLC, 36 North New York Avenue, Huntington, NY 11743.

(f) Vista Research and Management, LLC, 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830. Fund

(g) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(h) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(i) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(j) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(k) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(l) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(m) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(n) Lyons Wealth Management, LLC, 807 West Morse Blvd., Suite 105, Winter Park, FL 32789.

(o) SignalPoint Capital Management LLC, 400 South Avenue, Suite 300, Springfield, MO 65806.

(p) Princeton Advisory Group, Inc., 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528.

(q) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(r) Klingenstein, Fields & Co., LLC, 125 Park Avenue, Suite 1700, New York, New York 10017-5529

(s) Griffin Asset Management, Inc., 60 East 42 Street, Suite 2050, New York, New York 10165

(t) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies, 501 North Broadway, St. Louis Missouri 63102

(u) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(v) Gries Financial LLC, 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114

(w) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(x) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(y) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(z) ATR Advisors, LLC is located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407

(aa) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(bb) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(cc) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(dd) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(ee)Integrated Managed Futures Corp is located at 1200-70 University Avenue, Toronto, Canada M5J2M4

(ff)Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, State of Ohio, on the 26th day of July, 2016.

Mutual Fund Series Trust

By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Mutual Fund Series Trust

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Mutual Fund Series Trust

Dr. Bert Pariser*, Trustee July 26, 2016

Tobias Caldwell*, Trustee July 26, 2016

Jerry Szilagyi*, Trustee/President/Principal Executive Officer July 26, 2016

Erik Naviloff*, Treasurer/Principal Financial Officer July 26, 2016

Tiberiu Weisz*, Trustee July 26, 2016

*By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Exhibit Index

ITEM

(d)(xv) Amended Expense Limitation Agreement with AlphaCentric Advisors, LLC

(i)(i) Consent of Thompson Hine LLP

(j)(i) Consent of Cohen Fund Audit Services, Ltd.

(j)(ii) Consent of Arthur Bell, CPAs.